UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): January 25, 2002

                      Merrill Lynch Mortgage Investors Inc.
             Mortgage Pass-Through Certificates, Series 2001-WM1



New York (governing law of          333-39127-15   36-4473284
Pooling and Servicing Agreement)    (Commission    36-4473282
(State or other                     File Number)
jurisdiction


        c/o Wells Fargo Bank Minnesota, N.A.
        11000 Broken Land Parkway                            21044
        Columbia, Maryland                                  (Zip Code)
        (Address of principal executive offices)


        Registrant's telephone number, including area code:  (410) 884-2000


        (Former name or former address, if changed since last report)


ITEM 5.  Other Events

On January 25, 2002 a distribution was made to holders of Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, Series 2001-WM1.



ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number      Description

             EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 2001-WM1, relating to the January 25, 2002 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      Merrill Lynch Mortgage Investors Inc.
               Mortgage Pass-Through Certificates, Series 2001-WM1

              By:   Wells Fargo Bank Minnesota, N.A., as Trustee
              By:   /s/ Beth Belfield, Assistant Vice President
              By:   Beth Belfield, Assistant Vice President
              Date: 02/07/02


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 2001-WM1, relating to the January 25, 2002 distribution.





Washington Mutual Mortgage Securities Corp.
Consolidated Distribution Report to Certificate Holders
Series: MLMI.01WM1
Pool Number: Group 1 - 1757
Distribution Date: 01/25/2002


Class                                           PORTFOLIO               A1            Ntl    AIO            M1               M2
CUSIP                                                               55309GAA4         55309GAH9       55309GAB2        55309GAC0
Weighted Average Pass-Through Rate               6.98385%            6.00000%          1.00015%        7.00015%         7.00015%
Original Principal Balance                $234,525,040.76     $226,315,000.00   $226,315,000.00   $3,752,000.00    $1,642,000.00
Beginning Principal Balance               $156,210,153.51     $148,030,934.25   $148,030,934.25   $3,737,912.04    $1,635,834.65
Principal Losses                                    $0.00               $0.00             $0.00           $0.00            $0.00
Other Principal Adjustments                         $0.00               $0.00             $0.00           $0.00            $0.00
Principal Distributed                      $23,843,447.38      $23,837,113.03             $0.00       $2,895.32        $1,267.09
Principal Allocation Factor                  0.1016669576        0.1053271459      0.0000000000    0.0007716728     0.0007716728
Scheduled Interest                            $911,248.29         $740,154.67       $123,378.04      $21,804.96        $9,542.58
Scheduled Interest Allocation Factor         0.0038855053        0.0032704623      0.0005451607    0.0058115578     0.0058115578
Interest Reimbursed                                 $0.00               $0.00             $0.00           $0.00            $0.00
Interest Reimbursed Allocation Factor        0.0000000000        0.0000000000      0.0000000000    0.0000000000     0.0000000000
Interest Shortfall                                 $14.96               $0.00             $0.00           $0.00            $0.00
Interest Shortfall Allocation Factor         0.0000000638        0.0000000000      0.0000000000    0.0000000000     0.0000000000
Interest Adjustment                                 $0.00               $0.00             $0.00           $0.00            $0.00
Interest Adjustment Allocation Factor        0.0000000000        0.0000000000      0.0000000000    0.0000000000     0.0000000000
Net Interest Distributed                      $911,233.33         $740,154.67       $123,378.04      $21,804.96        $9,542.58
Distribution Allocation Factor               0.0038854415        0.0032704623      0.0005451607    0.0058115578     0.0058115578
Other Distribution                                  $0.00               $0.00             $0.00           $0.00            $0.00
Other Distribution Allocation Factor                $0.00               $0.00             $0.00           $0.00            $0.00
Ending Total Distribution                  $24,754,680.71      $24,577,267.70       $123,378.04      $24,700.28       $10,809.66
Deferred Interest                                   $0.00               $0.00             $0.00           $0.00            $0.00
Ending Principal Balance                  $132,366,706.13     $124,193,821.22   $124,193,821.22   $3,735,016.72    $1,634,567.56
Principal Balance Trading Factor             0.5644032966        0.5487653104      0.5487653104    0.9954735394     0.9954735445





Class                                                  M3               B1                   B2              B3              RI
CUSIP                                           55309GAD8           55309GAE6         55309GAF3       55309GAG1        xxxxxxxxx
Weighted Average Pass-Through Rate               7.00015%            7.00015%          7.00015%        7.00015%         0.00000%
Original Principal Balance                  $1,173,000.00         $469,000.00       $586,000.00     $586,594.00            $0.00
Beginning Principal Balance                 $1,168,595.63         $467,238.99       $583,799.71     $584,391.47            $0.00
Principal Losses                                    $0.00               $0.00             $0.00           $0.00            $0.00
Other Principal Adjustments                         $0.00               $0.00             $0.00           $0.00            $0.00
Principal Distributed                             $905.17             $361.91           $452.20         $452.66            $0.00
Principal Allocation Factor                  0.0007716728        0.0007716728      0.0007716728    0.0007716728     0.0000000000
Scheduled Interest                              $6,816.96           $2,725.62         $3,405.57       $3,409.02           $10.85
Scheduled Interest Allocation Factor         0.0058115578        0.0058115576      0.0058115580    0.0058115579     0.0000000000
Interest Reimbursed                                 $0.00               $0.00             $0.00           $0.00            $0.00
Interest Reimbursed Allocation Factor        0.0000000000        0.0000000000      0.0000000000    0.0000000000     0.0000000000
Interest Shortfall                                  $0.00               $0.00             $0.00           $0.00            $0.00
Interest Shortfall Allocation Factor         0.0000000000        0.0000000000      0.0000000000    0.0000000000     0.0000000000
Interest Adjustment                                 $0.00               $0.00             $0.00           $0.00            $0.00
Interest Adjustment Allocation Factor        0.0000000000        0.0000000000      0.0000000000    0.0000000000     0.0000000000
Net Interest Distributed                        $6,816.96           $2,725.62         $3,405.57       $3,409.02           $10.85
Distribution Allocation Factor               0.0058115578        0.0058115576      0.0058115580    0.0058115579     0.0000000000
Other Distribution                                  $0.00               $0.00             $0.00           $0.00            $0.00
Other Distribution Allocation Factor                $0.00               $0.00             $0.00           $0.00            $0.00
Ending Total Distribution                       $7,722.13           $3,087.54         $3,857.77       $3,861.68           $10.85
Deferred Interest                                   $0.00               $0.00             $0.00           $0.00            $0.00
Ending Principal Balance                    $1,167,690.46         $466,877.08       $583,347.51     $583,938.81            $0.00
Principal Balance Trading Factor             0.9954735379        0.9954735181      0.9954735666    0.9954735473      0.000000000




Class                                                 RII        SYN    R_SYN
CUSIP                                           xxxxxxxxx           xxxxxxxxx
Weighted Average Pass-Through Rate               0.00000%            0.00000%
Original Principal Balance                          $0.00               $0.00
Beginning Principal Balance                         $0.00               $0.00
Principal Losses                                    $0.00               $0.00
Other Principal Adjustments                         $0.00               $0.00
Principal Distributed                               $0.00               $0.00
Principal Allocation Factor                  0.0000000000        0.0000000000
Scheduled Interest                                  $0.00               $0.00
Scheduled Interest Allocation Factor         0.0000000000        0.0000000000
Interest Reimbursed                                 $0.00               $0.00
Interest Reimbursed Allocation Factor        0.0000000000        0.0000000000
Interest Shortfall                                  $0.00              $14.96
Interest Shortfall Allocation Factor         0.0000000000        0.0000000000
Interest Adjustment                                 $0.00               $0.00
Interest Adjustment Allocation Factor        0.0000000000        0.0000000000
Net Interest Distributed                            $0.00            ($14.96)
Distribution Allocation Factor               0.0000000000        0.0000000000
Other Distribution                                  $0.00               $0.00
Other Distribution Allocation Factor                $0.00               $0.00
Ending Total Distribution                           $0.00            $(14.96)
Deferred Interest                                   $0.00               $0.00
Ending Principal Balance                            $0.00               $0.00
Principal Balance Trading Factor             0.0000000000        0.0000000000



                                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                                 MASTER SERVICING
                                      MORTGAGE PASS-THROUGH CERTIFICATES
                                          01/2002 DISTRIBUTION REPORT


SERIES: mlmi  2001-wm1                                WEIGHTED AVERAGE PC RATE:  6.98385%
POOL NUMBER 1757




ISSUE DATE 07/30/2001
CERTIFICATE BALANCE AT ISSUE:    $234,525,040.76



                                                          TOTAL           CERTIFICATE             CERTIFICATE
                                                          NUMBER OF       ACCOUNT                 BALANCE
                                                          MORTGAGES       ACTIVITY                OUTSTANDING
                                                                          (@PC RATE)


BALANCES FROM LAST FISCAL MONTH-END:                           368                                 $156,210,153.51
PRINCIPAL POOL COLLECTIONS(S):
Scheduled Principal Collectioin Due Current Month                            $120,976.04
Unscheduled Principal Collection/Reversals                                   $107,370.69
Liquidatins-in-full                                             55        $23,615,100.65
Net principal Distributed                                                 $23,843,447.38           ($23,843,447.38)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                                        $0.00

BALANCE CURRENT FISCAL MONTH-END:                              313                                 $132,366,706.13

SCHEDULED INTEREST AT MORTGAGE RATE:                                        $965,237.71

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                         $0.00
Interest Uncollected on Liquidation                                               $0.00
Interest Uncollected on Non-Earning Assets                                        $0.00
Net Unscheduled Interest Distributed                                              $0.00

OTHER:
Loan Conversion Fees                                                              $0.00
Expense Reimbursements                                                            $0.00
Gain on Liquidations                                                              $0.00
Hazard Insurance Premium Refunds                                                  $0.00
Net Other Distributions                                                           $0.00

SCHEDLED SERVICING FEE EXPENSES:                                             $54,004.38

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                                     $0.00
Servicing Fees Uncollected on Liquidation                                         $0.00
Servicing Fees Uncollected/Non-Earning Assets                                     $0.00
Net Unscheduled Service Fees Distributed                                          $0.00

MISCELLANEOUS EXPENSES:                                                           $0.00

NET FUNDS DISTRIBUTED:                                                   $24,754,680.71





                                   AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL


Loan Count of                Aggregatge Loss
Incurred Loss                     Amount

       0                           $0.00



*Aggregate Loss Amount and Count do not include this month's activity


                                      SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE

Principal                  Scheduled               Interest           Net Interest         Other           Total
Distribution              Interest Due           Adjustment           Distribution                     Distribution

  $23,843,447.38            $911,233.33            $0.00               $911,233.33         $0.00       $24,754,680.71





                                                              INSURANCE RESERVES

Insurance Type          Original                Claims In               Clams           Coverage                Coverage
                        Balance                 Progress                 Paid          Adjustments              Remaining

MPI                       $0.00                   $0.00                   $0.00            $0.00                 $0.00
Special Hazard            $0.00                   $0.00                   $0.00            $0.00                 $0.00
Bankruptcy Bond
   Single-Units           $0.00                   $0.00                   $0.00            $0.00                 $0.00
   Multi-Units            $0.00                   $0.00                   $0.00            $0.00                 $0.00
Mortgage Repurchase       $0.00                   $0.00                   $0.00            $0.00                 $0.00



                                                        DELINQUENT INSTALLMENTS



ONE                                     TWO                                     THREE
COUNT        Principal Balance          COUNT    Principal Balance              COUNT      Principal Balance

  2                $452,230.52            1         $359,745.62                   0               $0.00





FOUR                                    IN FORECLOSURE                          ACQUIRED
COUNT        Principal Balance          COUNT    Principal Blance               COUNT      Principal Balance

  1                $332,742.85             0                $0.00                  0               $0.00





The Class Principal Balances of each Class of the Class M1, M2, M3, B1, B2, B3 Certificates immediately after the principal and interest distribution on 01/25/2002 are as follows:



                Class                   Class Principal Balance
                M1                      $3,735,016.72
                M2                      $1,634,567.56
                M3                      $1,167,690.46
                B1                        $466,877.08
                B2                        $583,347.51
                B3                        $583,938.81
                Total                   $8,171,438.14


Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.